COMMUNITY FIRST BANKSHARES, INC.
HISTORICAL CONSOLIDATED FINANCIAL DATA                                EXHIBIT 12


                                                                   NINE MONTHS ENDED
                                                                      SEPTEMBER 30,
                                                         -------------------------------------
                                                               2001              2000
                                                            ------------      ------------

HISTORICAL OPERATING DATA:
Interest income .......................................     $    334,421      $    358,577
Interest expense ......................................          131,637           156,648
                                                            ------------      ------------
Net interest income ...................................          202,784           201,929
Provision for loan losses .............................           14,221            11,777
                                                            ------------      ------------
Net interest income after provision for loan
  losses ..............................................          188,563           190,152
Noninterest income ....................................           57,643            56,615
Noninterest expense ...................................          175,742           164,647
                                                            ------------      ------------
Income from continuing operations before income
  taxes and extraordinary item ........................           70,464            82,120
Provision for income taxes ............................           24,063            27,445
                                                            ------------      ------------
Income from continuing operations before
  extraordinary item ..................................           46,401            54,675
Discontinued Operations:
   Income from discontinued operations, net of taxes ..
   Disposal of discontinued operations ................                0                 0
                                                            ------------      ------------
Income before extraordinary item and
   cummulative effect of accounting change ............           46,401            54,675
Extraordinary item, net of taxes ......................                0                 0
                                                            ------------      ------------
Net income ............................................           46,401            54,675
Dividends on preferred stock ..........................                0                 0
                                                            ------------      ------------
Net income applicable to common equity ................     $     46,401      $     54,675
                                                            ============      ============

EARNINGS PER COMMON AND COMMON EQUIVALENT SHARE:
Basic income per share from continuing operations
    before extraordinary item and cummulative
    effect of accounting change .......................     $       1.13      $       1.15
    Discontinued operations ...........................             0.00              0.00
    Extraordinary item (1) ............................             0.00              0.00
                                                            ------------      ------------
    Basic net income ..................................     $       1.13      $       1.15
                                                            ------------      ------------

Diluted income per share from continuing operations
    before extraordinary item and cummulative
    effect of accounting change .......................     $       1.11      $       1.14
    Discontinued operations ...........................             0.00              0.00
    Extraordinary item (1) ............................             0.00              0.00
                                                            ------------      ------------
    Diluted net income ................................     $       1.11      $       1.14
                                                            ------------      ------------

Average common shares outstanding
    Basic .............................................       41,135,096        47,579,372
    Diluted ...........................................       41,660,439        47,924,245

HISTORICAL OPERATING RATIOS AND OTHER DATA:
Return on average assets ..............................             1.05%             1.17%
Return on average common shareholders' equity .........            17.91%            19.60%
Net interest margin ...................................             5.18%             4.92%
Net charge-offs to average loans ......................             0.41%             0.31%
Ratio of earnings to fixed charges (2):
  Excluding interest on deposits ......................             4.55              3.50
  Including interest on deposits ......................             1.54              1.52
HISTORICAL FINANCIAL CONDITION DATA:
Assets ................................................       $5,731,308      $  6,092,935
Loans .................................................        3,808,267         3,717,311
Investment securities (3) .............................        1,416,250         1,826,905
Deposits ..............................................        4,755,377         5,030,914
Long-term debt ........................................          139,988            99,422
Company-obligated mandatorily redeemable preferred
  securities of CFB Capital I and II ..................          120,000           120,000
Preferred shareholders' equity ........................                0                 0
Common shareholders' equity ...........................          358,130           332,081
Book value per common share ...........................             8.89              7.71
Tangible book value per common share ..................             6.41              4.98
HISTORICAL FINANCIAL CONDITION RATIOS:
Nonperforming assets to total loans and OREO ..........             0.66%             0.75%
Allowance for loan losses to total loans ..............             1.44%             1.40%
Allowance for loan losses to nonperforming loans ......              248%              216%
REGULATORY CAPITAL RATIOS:
  Tier 1 capital ......................................             8.29%             8.34%
  Total capital .......................................            10.81%            10.34%
  Leverage ratio ......................................             6.28%             6.10%
NET INCOME AND RATIOS EXCLUDING GOODWILL AND OTHER
   INTANGIBLE ASSETS AMORTIZATION AND BALANCES
   ("CASH")
Income applicable to common equity ....................           51,685            60,178
Diluted earnings per common share .....................     $       1.24      $       1.26
Return on average assets ..............................             1.19%             1.32%
Return on average common shareholders equity ..........            19.95%            21.57%



                                                                                  YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                          2000            1999           1998            1997             1996
                                                      ------------    ------------    ------------    ------------    ------------
                                                                    (Dollars in thousands, except per share data)


HISTORICAL OPERATING DATA:
Interest income ......................................$    477,558    $    465,206    $    467,270    $    342,789    $    285,063
Interest expense .....................................     210,281         185,818         194,787         140,488         114,088
                                                      ------------    ------------    ------------    ------------    ------------
Net interest income ..................................     267,277         279,388         272,483         202,301         170,975
Provision for loan losses ............................      15,781          20,184          23,136           6,604           8,545
                                                      ------------    ------------    ------------    ------------    ------------
Net interest income after provision for loan
  losses .............................................     251,496         259,204         249,347         195,697         162,430
Noninterest income ...................................      75,205          72,509          63,267          49,947          39,195
Noninterest expense ..................................     219,319         218,227         240,648         159,633         134,511
                                                      ------------    ------------    ------------    ------------    ------------
Income from continuing operations before income
  taxes and extraordinary item .......................     107,382         113,486          71,966          86,011          67,114
Provision for income taxes ...........................      35,748          38,573          22,595          25,848          24,189
                                                      ------------    ------------    ------------    ------------    ------------
Income from continuing operations before
  extraordinary item .................................      71,634          74,913          49,371          60,163          42,925
Discontinued Operations:
   Income from discontinued operations, net of taxes .           0               0          (2,232)            967               0
   Disposal of discontinued operations ...............           0               0          (1,676)              0               0
                                                      ------------    ------------    ------------    ------------    ------------
Income before extraordinary item and
   cummulative effect of accounting change ...........      71,634          74,913          45,463          61,130          42,925
Extraordinary item, net of taxes .....................           0               0               0            (265)              0
                                                      ------------    ------------    ------------    ------------    ------------
Net income ...........................................      71,634          74,913          45,463          60,865          42,925
Dividends on preferred stock .........................           0               0               0               0           1,610
                                                      ------------    ------------    ------------    ------------    ------------
Net income applicable to common equity ...............$     71,634    $     74,913    $     45,463    $     60,865    $     41,315
                                                       ============    ============    ============    ============    ============

EARNINGS PER COMMON AND COMMON EQUIVALENT SHARE:
Basic income per share from continuing operations
    before extraordinary item and cummulative
    effect of accounting change ......................$       1.55    $       1.50    $       0.98    $       1.30    $       0.98
    Discontinued operations ..........................        0.00            0.00           (0.08)           0.02            0.00
    Extraordinary item (1) ...........................        0.00            0.00            0.00           (0.01)           0.00
                                                      ------------    ------------    ------------    ------------    ------------
    Basic net income .................................$       1.55    $       1.50    $       0.90    $       1.31    $       0.98
                                                      ------------    ------------    ------------    ------------    ------------

Diluted income per share from continuing operations
    before extraordinary item and cummulative
    effect of accounting change ......................$       1.54    $       1.48    $       0.96    $       1.25    $       0.94
    Discontinued operations ..........................        0.00            0.00           (0.07)           0.02            0.00
    Extraordinary item (1) ...........................        0.00            0.00            0.00            0.00            0.00
                                                      ------------    ------------    ------------    ------------    ------------
    Diluted net income ...............................$       1.54    $       1.48    $       0.89    $       1.27    $       0.94
                                                      ------------    ------------    ------------    ------------    ------------

Average common shares outstanding
    Basic ............................................  46,219,120      50,061,972      50,272,551      46,416,814      42,374,295
    Diluted ..........................................  46,578,750      50,670,559      51,114,703      47,831,402      45,724,109

HISTORICAL OPERATING RATIOS AND OTHER DATA:
Return on average assets .............................        1.16%           1.20%           0.75%           1.42%           1.23%
Return on average common shareholders' equity ........       19.90%          18.07%          11.03%          19.04%          16.42%
Net interest margin ..................................        4.90%           5.06%           5.12%           5.35%           5.53%
Net charge-offs to average loans .....................        0.34%           0.66%           0.43%           0.24%           0.22%
Ratio of earnings to fixed charges (2):
  Excluding interest on deposits .....................        3.62            4.27            3.58            6.54            5.71
  Including interest on deposits .....................        1.51            1.61            1.37            1.61            1.59
HISTORICAL FINANCIAL CONDITION DATA:
Assets ...............................................$  6,089,729    $  6,302,235    $  6,239,772    $  5,660,218    $  3,789,855
Loans ................................................   3,738,202       3,690,353       3,537,537       3,160,501       2,514,573
Investment securities (3) ............................   1,787,732       2,011,765       2,097,443       1,799,561         839,069
Deposits .............................................   5,019,891       4,909,863       5,101,065       4,341,065       3,139,803
Long-term debt .......................................     123,957          75,622          93,524         124,612          54,870
Company-obligated mandatorily redeemable preferred
  securities of CFB Capital I and II .................     120,000         120,000         120,000         120,000               0
Preferred shareholders' equity .......................           0               0               0               0          22,988
Common shareholders' equity ..........................     345,431         407,269         424,656         405,039         276,802
Book value per common share ..........................        8.25            8.12            8.49            8.11            6.40
Tangible book value per common share .................        5.50            5.60            5.83            6.15            5.49
HISTORICAL FINANCIAL CONDITION RATIOS:
Nonperforming assets to total loans and OREO .........        0.70%           0.88%           0.78%           0.65%           0.86%
Allowance for loan losses to total loans .............        1.40%           1.32%           1.47%           1.31%           1.25%
Allowance for loan losses to nonperforming loans .....         221%            188%            228%            271%            181%
REGULATORY CAPITAL RATIOS:
  Tier 1 capital .....................................        8.13%          10.01%           9.44%          11.54%           9.30%
  Total capital ......................................       10.73%          12.45%          12.09%          14.89%          11.26%
  Leverage ratio .....................................        5.94%           7.16%           6.47%           7.53%           6.92%
NET INCOME AND RATIOS EXCLUDING GOODWILL AND OTHER
   INTANGIBLE ASSETS AMORTIZATION AND BALANCES
   ("CASH")
Income applicable to common equity ...................      78,972          82,263          54,384          65,330          44,129
Diluted earnings per common share ....................$       1.70    $       1.62    $       1.06    $       1.37    $       1.00
Return on average assets .............................        1.30%           1.35%           0.92%           1.54%           1.32%
Return on average common shareholders equity .........       21.94%          19.84%          13.20%          20.45%          17.57%

COMMUNITY FIRST BANKSHARES, INC.
CALCULATION OF EARNINGS TO FIXED CHARGES

                                                         NINE MONTHS ENDED SEPTEMBER 30,
                                                       -------------------------------------
                                                            2001                 2000
                                                       ----------------    ----------------
Income before taxes & extraordinary item
   and cumulative effect of accounting change                $  70,464            $  82,120
Add:  fixed charges                                            131,637              156,648
                                                       ----------------    ----------------
Earnings including interest exp-deposits         (a)           202,101              238,768
Less: interest expense - deposits                             (111,795)            (123,814)
                                                       ----------------    ----------------
Earnings excluding interest exp-deposits         (b)         $  90,306            $ 114,954
                                                       ================    ================

Fixed charges:
  Interest expense - deposits                                $ 111,795            $ 123,814
  Interest expense - borrowings                                 19,842               32,834
  Interest expense on cap leases                                     0                    0
  Dividends on preferred stock (gross)                               0                    0
                                                       ----------------    ----------------
Fixed charges incl interest exp-deposits         (c)           131,637              156,648

Less: interest expense - deposits                             (111,795)            (123,814)
                                                       ----------------     ----------------
Fixed charges excl interest exp-deposits         (d)         $  19,842            $  32,834
                                                       ================     ================

Preferred dividends                                                  0                    0
Effective tax rate                                              34.15%               33.42%
Preferred dividends - grossed up
  (1 - tax rate)                                                     0                    0


EARNINGS TO COMBINED FIXED CHARGES AND
  PREFERRED STOCK DIVIDENDS:
  Excluding interest on deposits  (b) / (d)                       4.55                 3.50
  Including interest on deposits  (a) / (c)                       1.54                 1.52


                                                                            YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------------------
                                                   2000             1999             1998             1997             1996
                                              --------------   --------------   --------------   --------------   --------------
Income before taxes & extraordinary item
   and cumulative effect of accounting change
Add:  fixed charges                                $ 107,382        $ 113,486        $  71,966          $86,011       $  67,114
                                                     210,281          185,818          194,787          140,488         114,088
Earnings including interest exp-deposits      --------------   --------------   --------------   --------------   --------------

Less: interest expense - deposits                    317,663          299,304          266,753          226,499         181,202
                                                    (169,281)        (151,138)        (166,873)        (124,964)        (99,838)
Earnings excluding interest exp-deposits      --------------   --------------   --------------   ---------------   -------------
                                                   $ 148,382        $ 148,166        $  99,880         $101,535       $  81,364
                                              ==============   ==============   ==============   ===============   =============
Fixed charges:
  Interest expense - deposits
  Interest expense - borrowings                    $ 169,281        $ 151,138        $ 166,873         $124,964       $  99,838
  Interest expense on cap leases                      41,000           34,680           27,914           15,524          14,250
  Dividends on preferred stock (gross)                     0                0                0                0               0
                                                           0                0                0                0               0
Fixed charges incl interest exp-deposits      --------------   --------------   --------------   --------------   --------------
                                                     210,281          185,818          194,787          140,488         114,088
Less: interest expense - deposits
                                                    (169,281)        (151,138)        (166,873)        (124,964)        (99,838)
Fixed charges excl interest exp-deposits      --------------   --------------   --------------   --------------   --------------
                                                   $  41,000        $  34,680        $  27,914        $  15,524       $  14,250
                                              ==============   ==============   ==============   ==============   ==============
Preferred dividends                                        0                0                0                0           1,610
Effective tax rate                                     33.29%           33.99%           31.40%           30.05%          36.04%
Preferred dividends - grossed up                           0                0                0                0           2,517
  (1 - tax rate)


EARNINGS TO COMBINED FIXED CHARGES AND
  PREFERRED STOCK DIVIDENDS:
  Excluding interest on deposits  (b) / (d)             3.62             4.27             3.58             6.54            5.71
  Including interest on deposits  (a) / (c)             1.51             1.61             1.37             1.61            1.59

                                                                         Page 2

CALCULATION OF FULLY DILUTED EARNINGS
  WITH REGARD TO CONVERTIBLE DEBENTURES

                                                       NINE MONTHS ENDED
                                                          SEPTEMBER 30,
                                             -------------------------------------
                                                  2001                 2000
                                             ----------------     ----------------
Income before taxes                                   70,464               82,120
Interest expense on convertible debentures                 0                    0
                                             ----------------     ----------------
Adjusted income before interest on conv
debentures                                            70,464               82,120
Adjusted income tax provision                         24,063               27,445
                                             ----------------     ----------------
Adjusted net income                                   46,401               54,675


                                                                            YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------------------------
                                                 2000              1999             1998             1997              1996
                                             ---------------   --------------   --------------   ---------------   -------------

Income before taxes                                 107,382          113,486           71,966            86,011          67,114
Interest expense on convertible debentures                0                0                0                 0              86
                                             ---------------   --------------   --------------   ---------------   -------------
Adjusted income before interest on conv
debentures                                          107,382          113,486           71,966            86,011          67,200
Adjusted income tax provision                        35,748           38,624           22,646            26,002          24,236
                                             ---------------   --------------   --------------   ---------------   -------------
Adjusted net income                                  71,634           74,862           49,320            60,009          42,964

                                                                         Page 3

GENERAL LEDGER BALANCES  KEY DATA
(000)

                                      NINE MONTHS ENDED SEPTEMBER 30,
                                    -------------------------------------
                                         2001                 2000
                                    ----------------     ----------------

Average Assets:                           5,899,946            6,219,618

Average Common Equity:                      346,398              372,592

Average Loans:                            3,778,399            3,704,736

Net Charge Offs - End of Period              11,569                8,672

Intangibles - End of Period                  99,914              117,526

Non Accruals Loans - End of Period           21,887               23,828

Restructured Loans - End of Period              257                  241

Non Performing Loans - End of Period         22,144               24,069

OREO - End of Period                          2,885                3,656

Non Performing Assets - End
of Period                                    25,029               27,725

Allowance for Loan Losses - End of
Period                                       54,820               51,983

Common Shares Outstanding - End of
Period                                   40,301,388           43,085,988

Tier 1 Capital - End of Period              357,107              367,634

Total Capital - End of Period               465,726              455,617

Tangible Tier 1 Capital - End of
Period                                      357,107              367,634

Total Tangible Assets - End of
Period                                    5,686,214            6,027,392

Total Risk Weighted Assets - End
of Period                                 4,309,030            4,406,364


                                                                          YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------------------
                                            2000              1999             1998               1997               1996
                                     ----------------   ---------------   ---------------   ----------------   ----------------

Average Assets:                            6,179,192         6,245,294         6,035,121          4,298,381          3,502,288

Average Common Equity:                       360,002           414,644           412,110            319,637            251,589

Average Loans:                             3,706,144         3,573,060         3,383,724          2,747,123          2,296,370

Net Charge Offs - End of Period               12,491            23,436            14,613              6,636              5,079

Intangibles - End of Period                  114,971           126,378           133,273             97,563             39,470

Non Accruals Loans - End of Period            23,426            25,764            22,609             15,151             15,902

Restructured Loans - End of Period               224               284               162                140              1,425

Non Performing Loans - End of Period          23,650            26,048            22,771             15,291             17,327

OREO - End of Period                           2,437             6,525             4,763              5,433              4,238

Non Performing Assets - End
of Period                                     26,087            32,573            27,534             20,724             21,565

Allowance for Loan Losses - End of
Period                                        52,168            48,878            51,860             41,387             31,354

Common Shares Outstanding - End of
Period                                    41,866,752        50,135,932        49,992,949         49,971,594         43,236,891

Tier 1 Capital - End of Period               358,255           445,605           397,659            420,913            261,570

Total Capital - End of Period                473,117           554,483           509,519            543,021            316,540

Tangible Tier 1 Capital - End of
Period                                       358,255           445,605           397,659            420,913            261,570

Total Tangible Assets - End of
Period                                     6,026,926         6,224,735         6,158,359          5,604,042          3,781,739

Total Risk Weighted Assets - End
of Period                                  4,408,524         4,452,587         4,213,215          3,647,594          2,811,159

                                                               Page 4

NET INCOME AND RATIOS EXCLUDING GOODWILL AND OTHER INTANGIBLE
   ASSETS AMORTIZATION AND BALANCES ("CASH")


                                                       NINE MONTHS ENDED SEPTEMBER 30,
                                                     -------------------------------------
                                                          2001                 2000
                                                     ----------------     ----------------

-----------------------------------------------------
            Average Balance Calculation
-----------------------------------------------------

TOTAL AVERAGE ASSETS                                       5,899,946            6,219,618

LESS:  AVERAGE INTANGIBLE ASSETS                            (107,563)            (121,078)

AVERAGE ASSETS:  CASH EPS                                  5,792,383            6,098,540

AVERAGE SHAREHOLDERS EQUITY                                  346,398              372,592

-----------------------------------------------------
   Income Applicable to common shareholders equity
               adjusted for intangilbes
-----------------------------------------------------

COMMUNITY FIRST BANKSHARES
    Current Earnings (Primary)                                46,401               54,675
    Plus:
             Non taxable intangibles                           1,969                1,968
             Taxable intangibles                               5,525                5,892
                   Tax effect of intangibles                  (2,210)              (2,357)
                                                     ----------------     ----------------
     CEPS net income                                          51,685               60,178

COMMUNITY FIRST BANKSHARES
    Current Earnings (Fully Diluted))                         46,401               54,675
    Plus:
             Non taxable intangibles                           1,969                1,968
             Taxable intangibles                               5,525                5,892
                   Tax effect of intangibles                  (2,210)              (2,357)
                                                     ----------------     ----------------
     CEPS net income                                          51,685               60,178




                                                                                      YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------------
                                                      2000              1999             1998            1997            1996
                                                 --------------   --------------   --------------   --------------   --------------

-------------------------------------------------

            Average Balance Calculation
-------------------------------------------------

TOTAL AVERAGE ASSETS                                 6,179,192        6,245,294        6,035,121        4,298,381        3,502,288

LESS:  AVERAGE INTANGIBLE ASSETS                      (119,932)        (129,721)        (135,056)         (64,002)         (65,800)

AVERAGE ASSETS:  CASH EPS                            6,059,260        6,115,573        5,900,065        4,234,379        3,436,488

AVERAGE SHAREHOLDERS EQUITY                            360,002          414,644          412,110          319,637          251,589

-------------------------------------------------
     Income Applicable to common shareholders
         equity adjusted for intangilbes
-------------------------------------------------

COMMUNITY FIRST BANKSHARES
    Current Earnings (Primary)                          71,634           74,913           45,463           60,865           41,315
    Plus:
             Non taxable intangibles                     2,624            2,625            4,182            2,637            1,993
             Taxable intangibles                         7,857            7,875            7,898            3,047            1,369
                   Tax effect of intangibles            (3,143)          (3,150)          (3,159)          (1,219)            (548)
                                                 --------------   --------------   --------------   --------------   --------------
     CEPS net income                                    78,972           82,263           54,384           65,330           44,129

COMMUNITY FIRST BANKSHARES
    Current Earnings (Fully Diluted))                   71,634           74,913           45,463           60,865           42,925
    Plus:
             Non taxable intangibles                     2,624            2,625            4,182            2,637            1,993
             Taxable intangibles                         7,857            7,875            7,898            3,047            1,369
                   Tax effect of intangibles            (3,143)          (3,150)          (3,159)          (1,219)            (548)
                                                 --------------   --------------   --------------   --------------   --------------
     CEPS net income                                    78,972           82,263           54,384           65,330           45,739

                                                               Page 5

IMPACT OF CASH EARNINGS PER SHARE BASIS


                                                NINE MONTHS ENDED SEPTEMBER 30,
                                             -------------------------------------
                                                  2001                 2000
                                             ----------------     ----------------
Intangible Assets, End of Period                      99,914              117,526
Intangible Assets, Period Average                    107,563              121,078

FULLY DILUTED EARNINGS PER SHARE:
     Reported                                          $1.11                $1.14
     Cash earnings per share                           $1.24                $1.26
                                             ----------------     ----------------
     Effect of cash basis                              $0.13                $0.11

RETURN ON AVERAGE ASSETS:
     Reported                                          1.05%                1.17%
     Cash earnings per share                           1.19%                1.32%
                                             ----------------     ----------------
     Effect of cash basis                              0.14%                0.14%

RETURN ON AVERAGE SHAREHOLDERS' EQUITY
     Reported                                         17.91%               19.60%
     Cash earnings per share                          19.95%               21.57%
                                             ----------------     ----------------
     Effect of cash basis                              2.04%                1.97%



                                                                          YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------------
                                             2000                1999              1998              1997               1996
                                        ----------------   ---------------   ---------------   ----------------   ---------------

Intangible Assets, End of Period                114,971           126,378           133,273             97,563            39,470
Intangible Assets, Period Average               119,932           129,721           135,056             64,002            65,800

FULLY DILUTED EARNINGS PER SHARE:
     Reported                                     $1.54             $1.48             $0.89              $1.27             $0.94
     Cash earnings per share                      $1.70             $1.62             $1.06              $1.37             $1.00
                                        ----------------   ---------------   ---------------   ----------------   ---------------
     Effect of cash basis                         $0.16             $0.15             $0.18              $0.10             $0.06

RETURN ON AVERAGE ASSETS:
     Reported                                     1.16%             1.20%             0.75%              1.42%             1.23%
     Cash earnings per share                      1.30%             1.35%             0.92%              1.54%             1.32%
                                        ----------------   ---------------   ---------------   ----------------   ---------------
     Effect of cash basis                         0.14%             0.15%             0.17%              0.13%             0.10%

RETURN ON AVERAGE SHAREHOLDERS' EQUITY
     Reported                                    19.90%            18.07%            11.03%             19.04%            16.42%
     Cash earnings per share                     21.94%            19.84%            13.20%             20.45%            17.57%
                                        ----------------   ---------------   ---------------   ----------------   ---------------
     Effect of cash basis                         2.04%             1.77%             2.16%              1.41%             1.15%

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